Performance Commentary | 4th Quarter 2020

Chang Suh, CFA, CEO and Co-Chief Portfolio Manager

Michael Cook, CFA, FRM, Co-Chief Portfolio Manager

January 25, 2021

Summary

●	For the year ended December 31, 2020, the AFL-CIO Housing Investment Trust (HIT) generated gross and net returns respectively of 6.54% and 6.20%.[1]

●	The HIT’s 4th quarter returns were 0.14% gross and 0.05% net of expenses while its benchmark, the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate, or Benchmark), returned 0.67%.[1]

●	Riskier investments including equities and lower credit quality fixed income investments outperformed. Equity and credit markets reached new historic high valuations in the 4th quarter due to optimism for an economic rebound in 2021. The roll out of vaccines and treatments along with expectations for further fiscal and monetary stimulus has led to a sustained rally in the risk markets.

●	Corporate bonds posted excess returns of 411 bps for the 4th quarter – the 4th highest quarterly excess return on record – ending the year at their lowest yield in history. The HIT does not invest in corporate bonds.

●	Credit spreads to Treasuries tightened by 40 bps compared to Agency multifamily securities tightening 9 to 13 bps.

●	In the 4th quarter, the HIT outperformed the AAA component of the Barclays Aggregate (AAA Index) by 45 basis points (bps) on a gross basis and 36 bps on a net basis.[1] Over 91% of HIT’s investments have a credit quality of AAA (or similar) while over 30% of the Benchmark consists of lower credit quality investments.

●	Agency multifamily securities performed well compared to Treasuries in the low rate environment supported by the Federal Reserve and institutional demand for yield spread with call protection. In addition, the HIT portfolio’s short relative duration provided investors some protection against rising rates experienced during the quarter.

●	The HIT had a strong fourth quarter of impact investing, committing a total $223.4 million to seven new construction investments. For 2020, the HIT provided $430 million in financing to 13 projects.

1 HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended December 31, 2020 was 6.20%, 4.66%, 3.81%, and 3.57%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  All data in this commentary is as of December 31, 2020 unless otherwise noted.

2020 Q4 Portfolio Commentary

These investments are projected to generate an estimated 4.5 million hours of union construction work, 1,674 housing units (72% of which are affordable) and $1.1 billion in economic impacts.[2]

●	The HIT had 35 projects under construction at the end of 2020. These projects are projected to generate an estimated 16.1 million hours of union construction work and 4,895 units of much-needed housing.[2] These construction investments have not reported any significant delays or lease up issues.

●	The HIT’s impact investments are intended to enhance the yield and fundamental value of the portfolio as they fund. The HIT increased its yield advantage relative to the riskier Barclays Aggregate to 48 bps as of December 31, 2020 from 39 bps as of September 30, 2020. Compared to similar credit quality indices, the HIT provided a yield advantage of 66 bps to the AAA Index and 100 bps to the approximate duration-equivalent 5-7 Year Treasury component of the Barclays Aggregate (Treasury Index).

●	Despite high levels of unemployment, the rent collection and fundamentals performance of the housing in the HIT portfolio have performed well. Agency-insured multifamily securities have experienced low levels of forbearance and defaults, which have been concentrated in small loans, and senior and student housing. The HIT has minimal exposure to these types of housing investments.

●	Looking ahead, uncertainty remains high with global challenges brought on by the pandemic. Vaccine distribution and effectiveness are critical to returning to a normal and healthy global economy. It is important for the US to get COVID under control, but we are not alone. Many parts of our pre-COVID economy will be permanently affected.

●	Equity markets at an all-time high and growth expectations mean there is little room for error or unforeseen negative events.

4th Quarter Performance

In the 4th quarter, the HIT portfolio performed well given the historic high risk asset valuations and rising long term interest rates. The HIT’s 4th quarter performance of 0.14% gross and 0.05% net of fees compared to 0.67% in the Barclays Aggregate. Corporate bonds were the best performing major asset class in the Barclays Aggregate on an excess return basis posting 411 bps for the quarter, the 4th highest on record. Investment grade corporate bond total returns exceeded all other sectors within the Barclays Aggregate by a significant margin. This drove HIT’s relative underperformance of the Barclays Aggregate. The HIT portfolio contains no corporate bonds while those averaged 27.4% of the Barclays Aggregate during the 4th quarter.

Relative to the AAA Index, the HIT outperformed by 45 bps on a gross of fee basis. On an approximate duration equivalent basis, the HIT portfolio outperformed the Treasury Index by 59 bps. The HIT is overweight Agency multifamily securities, which benefited its performance relative to Treasuries. Investors’ demand for yield spread and prepayment protection drove Agency multifamily spreads tighter as mortgage rates remained near historic lows in the residential market, adversely affecting prepayments. Moreover, the HIT’s short duration position relative to the benchmark provided

2 Includes New Market Tax Credit allocations by HIT subsidiary Building America CDE, Inc. (Building America). Job hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data.

2020 Q4 Portfolio Commentary

investors some protection against higher interest rates while also delivering a yield advantage. The HIT yield advantage climbed to 48 bps over the 4th quarter from 39 bps as of the end of the 3rd quarter relative to the lower credit quality Barclays Aggregate. Relative to the similar credit quality AAA Index, the HIT provides a yield advantage of 66 bps and 100 bps to the Treasury Index.

The AAA Index represents the AAA Component of the Bloomberg Barclays US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate and the AAA Index are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Positive contributions to HIT’s 4th quarter relative performance vs. Barclays Aggregate included:

●	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by FHA and Agency-insured multifamily mortgage backed securities (MBS) in the HIT’s portfolio which experienced tightening in nominal spread performance in the 4th quarter. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 9 and 13 bps, respectively. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by approximately 12 bps. The HIT had a combined 17.2% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 27.6% in fixed-rate single-asset DUS securities of various structures at the end of December, while there were no such securities in the Barclays Aggregate.

●	The portfolio’s short relative duration versus the benchmark as rates rallied on the front end and sold off across the belly of the curve and long end. See “The Yield Curve – Treasuries” below.
●	The portfolio’s underweight to Treasuries, as it was the worst performing major asset class in the Barclays Aggregate on an excess return and total return basis during the quarter. The HIT had an

2020 Q4 Portfolio Commentary

average of 5.7% allocated to Treasuries during the quarter while the Benchmark had an average allocation of 37.0%.

●	Performance by Ginnie Mae REMIC structures, which tightened 17 bps in nominal spreads during the quarter. Approximately 12.2% of the HIT portfolio was allocated to Ginnie Mae REMICs during the quarter.

Negative impacts to HIT’s 4th quarter relative performance included:

●	Performance by corporate bonds, the best performing major asset class in the Barclays Aggregate posting 411 bps on an excess return basis for the 4th quarter, the 4th highest quarterly excess return on record. The HIT portfolio contains no corporate bonds while those averaged approximately 27.4% of the Benchmark during the 4th quarter.
●	Performance by Agency-insured, fixed-rate single family MBS bonds, the second best performing major asset class in the Benchmark on an excess return basis posting 34 bps for the quarter. The HIT portfolio was underweight fixed rate single family MBS with a 13.8% average monthly allocation during the quarter compared to an average allocation of 26.8% for the Barclays Aggregate.
●	The portfolios underweight to the lowest credit quality sector (i.e. BBB-rated) of the investment grade universe, whose excess returns were the highest among the 4 credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were 20, 238, 318, and 508 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.4% of the HIT portfolio was AAA-rated or carried a government or GSE guarantee during the 4th quarter of 2020.

Fundamentals December 31, 2020	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE				YIELD
U.S. Government/Agency/AAA/Cash	91.2%	69.8%	100.0%	Current Yield	2.68%	2.54%	2.19%
				Yield to Worst	1.51%	1.02%	0.85%
INTEREST RATE RISK				CALL RISK
Effective Duration	5.83	6.26	5.14	Call Protected	78%	73%	62%

Market Overview

The COVID pandemic remained a central theme in the 4th quarter, influencing both the American public and capital markets. Capital markets finished the year on a high note led by risk assets as equity markets reached record valuations even with rising long term Treasury yields. The long awaited presidential election resulted in a new Democratic administration that will shape future economic policy and pandemic response, as COVID cases reached new records over the holiday season. The domestic and global economies lost momentum with new local restrictions placed across the country, causing employment to contract. The unemployment rate remains high. Nevertheless, capital markets focused on optimism over the approval of multiple vaccines, the Federal Reserve’s continued commitment to dovish monetary policy and the passage of additional fiscal stimulus, leading to improved expectations of U.S. growth and outlook. The $900 billion fiscal stimulus bill provided additional unemployment benefits and direct payments to households, and aid to small business; and, extended eviction moratorium, rental support and funds for healtcare and vaccine distribution. Furthermore, expections for continued easing monetary policy in the face of a highly uncertain outlook drove investors into riskier assets. Spread-based fixed income securities generated alpha relative to

2020 Q4 Portfolio Commentary

Treasuries with lower grade credit significantly outperforming as investors in this low interest rate regime are searching for higher yielding opportunities within fixed income investments.

The Yield Curve - Treasuries

Treasury rates remained anchored on short term maturities while long-term rates pushed higher above their well-defined range for most of 2020, bear steepening the yield curve. The Federal Reserve stayed the course with unprecedented monetary policy accomodation – forecasting no change in rates until 2023 – and continued its pace of asset purchases. Accordingly, inflation premiums rose over the 4th quarter, which pressured long-term rates higher. Realized inflation remains well-below the Fed’s target, which will likely keep interest rates lower for longer.

●	Interest rates increased across the curve driven by inflation expectations and premiums rising in the 4th quarter along with economic growth forecasts. The federal deficit also weighed on Treasury yields for long maturities. The 10- and 30-year US Treasury bonds closed the 4th quarter at 0.91% and 1.64%, respectively. During the quarter, the 2-year rate declined by 1 bp while the 5-, 10- and 30-year increased by 8, 23 and 19 bps, respectively.

●	The Fed now projects -2.4% US GDP for 2020, improved from -3.7% in the 3rd quarter, but the return to the pre-pandemic level of economic activity will be long and uncertain. The Fed forecasts US GDP to return to near 4% in 2021 with unemplyment improving to 5%, but its inflation forecast of 1.8% remains below its long-run 2% average target.

●

Record Treasury bond supply continued in the 4th quarter as the federal government financed historic fiscal deficits, adding pressure to higher rates. The recent $900 billion fiscal stimulus translates into higher deficits and larger net issuance in 2021.

●	The Fed’s balance sheet now stands at $7.3 trillion or 35.1% of US GDP, a historic high and trending upward. The Fed has committed to $80 billion in monthly Treasury asset purchases and $40 billion in monthly MBS purchases (net) for the foreseeable future to support economic growth via lower interest rates.

Source: Bloomberg

2020 Q4 Portfolio Commentary

Investment Grade Spreads: Multifamily

Agency multifamily securities performed well compared to Treasuries as investors’ demand - notably bank and institutional demand - for yield spread, duration and prepayment protection drove spreads tighter as rates rose this quarter. Elevated prepayment behavior in residential mortgages continued with mortgage rates reaching new lows and the Fed continuing asset purchases in Treasuries and MBS. GSE-related and FHA/Ginnie Mae multifamily securities outperformed Treasuries but lagged lower credit investments given investor capital and money supply driving risk asset valuations to all-time highs.

●	GSE-related multifamily securities closed the year at or near their historic tight spreads as investor demand far outweighed supply for new issue, low premium securities. Community Reinvestment Act demand for affordable investments also added to the spread performance.

●	FHA-insured multifamily securities continued to tighten to Treasuries given the broad recovery in financial markets. Spreads for the year, however, remain wider for premium coupon securities. The relative value of this sector, compared to corporate credit and other Agency security sectors, is attractive at a time when most other spread markets have reached historic valuations. Construction-related securities continue to offer the widest yield spread of any Agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	New construction and substantial rehabilitation lending picked up meaningfully in the 4th quarter after much of the year’s multifamily supply was previously dominated by the refinancing of existing permanent loans.

●	The Federal Housing Finance Agency extended forbearance relief until January 2021 to renters and landlords with GSE-backed loans experiencing COVID-19 hardship. Agency-insured bondholders will not miss any scheduled principal or interest payments during this time, unlike the private loan market that is experiencing stress. Over 86% of the multifamily properties in the HIT’s portfolio are backed by federally insured loans or have other federal guarantees.

●	Forbearance remained low on an absolute and historical context with only 1.2% of Fannie Mae DUS, 2.3% of Freddie Mac securities, and 1.2% of Ginnie Mae project loans 60+ day delinquent. Student and senior housing, along with small balance loans, remain the multifamily property types with the most signs of stress. The HIT does not have significant exposure to those multifamily property types.

2020 Q4 Portfolio Commentary

●	Rent collections have held up well despite the pandemic. The HIT’s multifamily portfolio has experienced minimal forbearance action. The extension of unemployment benefits in December 2020 should continue to help families pay rent.

Market Outlook

Uncertainty remains. The COVID-19 pandemic will continue to be a major factor affecting the global economy as we look ahead to 2021. Global economic growth has lost momentum as output struggles with recent economic restrictions in the face of record numbers of COVID cases. Permanent long-term damage to the broad economy remains uncertain as the recovery in employment has slowed with permanent unemployment rising and small businesses struggling to survive without support from the federal government. Capital market pricing has looked past the short-term risks, instead emphasizing future growth, government spending and inflation expectations that have risen on the prospect of vaccine distribution, optimistic reopening of the economy and Democratic control of the US government. Historic risk asset valuations are reflecting a full economic recovery that will continue to be influenced by the record amounts of fiscal and monetary stimulus that drove capital market returns last year.

With inflation and employment well below their projected targets, interest rates are likely to remain low in the near term, especially short-term interest rates. Although the yield curve bear steepened in the 4th quarter and this price action may continue, long-term interest rates remain well below their historic averages. The Federal Reserve has committed to maintaining their current rate range for fed funds of 0-0.25% until 2023 and guided new principles and a framework to maximize employment while allowing higher inflation levels averaging above 2%. The central bank has also committed to keep the level of current asset purchases, supporting interest rates from rising significantly. Any potential policy error could result in capital market volatility given the historic valuations across equity and credit markets. Investors in the HIT may benefit from attractive risk-adjusted yield and might benefit in absolute return if volatility arises given the duration of the portfolio.

The importance of affordable housing, job creation and the ability to generate relative value in a historically low interest rate environment have only grown as the pandemic continues. With the new administration in the White House, affordable housing policy will likely be a focus in hopes to develop more housing, aiding the affordability crisis. The HIT’s competitive advantage is the ability to finance direct, credit-enhanced multifamily construction and bridge loans that augment the fundamental value of the portfolio and generate higher income without taking on significant credit risk, all while providing mission-related collateral benefits of generating housing and union jobs.

The HIT remains focused on identifying opportunities in credit-enhanced construction-related multifamily investments. These investments, which are intended to generate attractive yield spreads over historically low Treasury rates and across multiple structures for both construction and permanent financing, are what set the HIT apart from traditional fixed income managers. The HIT should be well-positioned to weather any potential financial market and economic volatility with a fundamentally sound portfolio of high credit quality and liquid assets that provide capital preservation, attractive risk-adjusted income and diversification away from deteriorating credit fundamentals and record high valuations in corporate credit.

2020 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.83%	0	7.21
Agencies	0.18%	46	3.95
Single family Agency MBS (RMBS)	0.24%	34	2.34
Corporates	3.05%	411	8.84
Commercial MBS (CMBS)	1.05%	150	5.31
Asset-backed securities (ABS)	0.36%	34	2.10
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/20	12/31/20	Change
3 Month	0.092%	0.058%	-0.033%
6 Month	0.101%	0.081%	-0.020%
1 Year	0.117%	0.104%	-0.013%
2 Year	0.127%	0.121%	-0.006%
3 Year	0.157%	0.165%	0.008%
5 Year	0.277%	0.361%	0.084%
7 Year	0.470%	0.643%	0.173%
10 Year	0.684%	0.913%	0.229%
20 Year	1.224%	1.440%	0.216%
30 Year	1.455%	1.645%	0.190%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2020 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2020

Net Assets	$6,749.29 million
Portfolio Effective Duration	5.83 years	Convexity	0.25
Portfolio Average Coupon	2.86%	Maturity	10.23 years
Portfolio Yield to Worst[1]	1.51%	Portfolio Current Yield[3]	2.68%
Number of Holdings	925	Average Price	107.24

Sector Allocations: 4

Multifamily MBS	73.71%	CMBS – Agency Multifamily*	68.08%
Agency Single-Family MBS	14.37%	Agency Single-Family MBS	14.37%
US Treasury	6.15%	U.S. Treasury Notes/Bonds	6.15%
AAA Private-Label CMBS	1.47%	State Housing Permanent Bonds	5.16%
Multifamily Direct Const. Loans	3.28%	State Housing Construction Bonds	1.95%
Cash & Short-Term Securities	1.01%	Direct Construction Loans	3.28%
		Cash & Short-Term Securities	1.01%
		*Includes multifamily MBS (60.76%), MF Construction MBS (5.85%), and AAA Private-Label CMBS (1.47%).

Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[5]
U.S. Government or Agency	88.22%
AAA	1.95%	East	16.00%
AA	5.55%	Midwest	21.67%
A	0.00%	South	13.11%
Not Rated	3.28%	West	8.11%
Cash	1.01%	National Mortgage Pools	41.11%

Portfolio Duration Distribution, by Percentage in Each Category: [6]				Maturity Distribution based on average life:
Cash	1.01%	5-5.99 years	14.58%	0 – 1 year	3.26%
0-0.99 years	7.36%	6-6.99 years	7.05%	1 – 2.99 years	13.00%
1-1.99 years	12.13%	7-7.99 years	2.73%	3 – 4.99 years	23.11%
2-2.99 years	11.82%	8-8.99 years	6.61%	5 – 6.99 years	29.19%
3-3.99 years	7.08%	9-9.99 years	7.74%	7 – 9.99 years	19.82%
4-4.99 years	13.34%	Over 10 years	8.55%	10 – 19.99 years	7.82%
				Greater than 20 years	3.78%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

[4] Based on total investments and including unfunded commitments.
[5] Excludes cash and short-term equivalents, US Treasury and agency securities.
[6] Based on total investments and including unfunded commitments.